                                                                  Exhibit 10.176

                           WILSHIRE TECHNOLOGIES, INC

                           NON-QUALIFIED STOCK OPTION
                             (NON-EMPLOYEE DIRECTOR)
                             1995 STOCK OPTION PLAN

THIS IS TO CERTIFY that on May 1, 2000, WILSHIRE TECHNOLOGIES, INC., a California corporation (the "Company") has granted to John Van Egmond (the "Optionee") an option to purchase 25,000 fully-paid and nonassessable shares of common stock of the Company, no par value, at a price of $0.19 per share, upon the terms and conditions hereinafter stated, to all of which the Optionee, by the acceptance hereof, assents.

1.      Option Period and Conditions on Exercise.

        The option shall not be exercisable with respect to any of the shares subject to the option after the expiration of five years from the date of grant, and the option shall not be exercisable with respect to fractional shares. This option vests as to all 25,000 shares on May 1, 2000.

2.      Effect of Termination of Directorate/Effect of Death.

        a. If Optionee ceases to be a director of the Company for any reason other than death, Optionee may exercise this option in accordance with its terms only for a period of ninety days after such cessation (but not beyond the Option Period). Any exercise of this option after such cessation may be only to the extent of the full number of shares the Optionee was entitled to purchase under this option on the date of such cessation, plus a portion of the additional number of shares, if any, he would have become entitled to purchase on the next anniversary date of the date of grant of the option following such cessation, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which is the number of days from the anniversary date of the date of grant preceding such cessation to the date of such cessation and the denominator of which is 365. Such portion shall be rounded, if necessary, to the nearest whole share.

        b. If the Optionee dies, this option continues in effect and may be exercised in accordance with its terms for twelve months from the date of the Optionee's death (but not beyond the Option Period) by the executor or administrator of the estate, or in the event there is none, then by the person or persons to whom the Optionee's rights under this option shall pass by will or the laws of descent and distribution. Any exercise of this option after such death may be only to the extent of the full number of shares the Optionee was entitled to purchase under this option on the date of death, plus a portion of the additional number of shares, if any, he would have become entitled to purchase on the next anniversary date of the date of grant of the option following such death, such portion to be determined by multiplying such additional number of shares by a fraction, the numerator of which shall be the number of days from the anniversary date of the date of grant preceding such death to the date of death and the denominator of which shall be 365. Such portion shall be rounded, if necessary, to the nearest whole share.

3.      Manner of Exercise.

        This option shall be exercised by giving written notice to the Company addressed in the manner specified in paragraph 7, specifying the number of shares to be purchased and accompanied by payment in full in cash, or in whole or in part in Common Stock, as provided in paragraph 9, for the shares purchased.

4.      Nontransferability of Option.

        This option shall not be transferable except to the executor or administrator of the Optionee's estate or to the Optionee's heirs or legatees, and shall be exercisable during the Optionee's lifetime only by the Optionee. This option may, however, be surrendered to the Company for cancellation for such consideration and upon such terms as may be mutually agreed upon by the Company and the Optionee.

5.      Adjustment of Shares and Price Per Share.

               The number of shares subject to this option shall be adjusted as follows:

        (a) In the event the Company's outstanding common stock is changed by any stock dividend, stock split, or combination of shares, the number of shares subject to this option shall be proportionately adjusted, without change in the aggregate purchase price;

        (b) Except as provided in subsection (d) hereof, in the event of any merger, consolidation, or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis, for each share of common stock then subject to this option, an option for the number and kind of shares of stock or other securities to which the holders of common stock of the Company will be entitled pursuant to the transaction;

        (c) In the event of any other relevant change in the capitalization of the Company, this option and the purchase price per share shall be equitably adjusted.

        (d) In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986 in which the Company is the surviving corporation, this option shall terminate and thereupon become null and void but only if the controlling corporation shall agree to exchange its options for this option; but the Optionee shall have the right, immediately prior to such merger, to exercise this option, without regard to any otherwise applicable restriction as to time of exercise, other than expiration of the Option Period;

        (e) Upon the dissolution of the Company, this option shall terminate and thereafter become null and void; but the Optionee shall have the right, immediately prior to such dissolution, to exercise this option without regard to any otherwise applicable restriction as to time of exercise, other than expiration of the Option Period.

6.      Compliance with Applicable Law.

        The exercise of this option is subject to the obtaining of any consent or approval of any governmental or other regulatory body which the Board of Directors, in its discretion, deems necessary or desirable.

7.      Other Provisions.

        (a) The holder of this option shall not be entitled to any rights of a shareholder of the Company with respect to any shares subject to this option until such shares have been paid for in full and issued to him.

        (b) Nothing in this Certificate shall be construed as limiting any rights which the Company or any parent or subsidiary corporation of the Company may have to terminate at any time the employment of the Optionee.

        (c) Notice to the Company hereunder shall be addressed to the attention of its Secretary at its corporate office at 5861 Edison Place, Carlsbad, California 92008.

8.      Incorporation of Plan by Reference.

        EXCEPT AS MODIFIED OR AMPLIFIED BY THE SPECIFIC TERMS OF THIS AGREEMENT, ALL OF THE TERMS AND PROVISIONS OF THE WILSHIRE TECHNOLOGIES, INC. 1995 STOCK OPTION PLAN (THE "PLAN"), A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT A, ARE INCORPORATED HEREIN AND MADE A PART HEREOF AS IF SET FORTH AT LENGTH HEREIN.

9.      Optional Form of Payment for Shares.

        Payment for any number of shares of stock of the Company purchased pursuant to the exercise of this option may, at the election of the Optionee, be made by delivering to the Company a number of shares of the Common Stock of the Company which the Optionee has owned for at least six months, having a fair market value on the date this option is exercised, equal to the option exercise price for such shares.

                                            WILSHIRE TECHNOLOGIES, INC.



                                            By /s/ Kevin Mulvihill
                                               --------------------------------
                                                   Kevin Mulvihill
                                              President & Chief Executive
                                              Officer

               I hereby accept the foregoing stock option on the terms and conditions hereinabove stated.

               I understand that the shares issuable to me on exercise of this option have not been registered under the Securities Act of 1933 and that the Company has no intention of so registering such shares.




                                            -----------------------------------
                                                            , Optionee

                               EXERCISE OF OPTION

               I hereby irrevocably elect to exercise the right to purchase ____________ shares of Common Stock of Wilshire Technologies, Inc. (the "Shares") , such right being represented by the Stock Option granted to me on May 1, 2000, and herewith tender payment for the Shares to the order of Wilshire Technologies, Inc., in the amount of $_____________ (equal to ________________ [the number of shares] multiplied by $0.19 [the exercise price stated in the Stock Option]).

               I request that a certificate for the Shares be registered in my name and delivered to me, at the following address:

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               I understand that the shares issuable to me on exercise of this option have not been registered under the Securities Act of 1933 and that the Company has no intention of so registering such shares.

                                   Name
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                                                   (Please print or type)



Date:
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                                                   Signature

                                   Social Security Number     -   -
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